UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
615 E. Michigan St.
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2011

Item 1. Report to Stockholders.

TCM GROWTH FUNDS

ANNUAL REPORT

TCM Small Cap Growth Fund
TCM Small-Mid Cap Growth Fund

September 30, 2011

TCM GROWTH FUNDS

Table of Contents

Letter to Shareholders	2

TCM Small Cap Growth Fund
Performance Discussion	7
Performance	10
Fund Information	11
Schedule of Investments	12

TCM Small-Mid Cap Growth Fund
Performance Discussion	15
Performance	18
Fund Information	19
Schedule of Investments	20

Fund Expense Examples	23

Financial Statements
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27

Financial Highlights	29

Notes to Financial Statements	31

Report to Shareholders	39

Approval of Investment Advisory Agreement	40

Trustees and Executive Officers	43

Additional Information	46

Privacy Policy	47

TCM GROWTH FUNDS

November 14, 2011

Dear Fellow Shareholder:

Thank you for your investment in the TCM Small Cap Growth Fund (the “Small Cap Fund”) and the TCM Small-Mid Cap Growth Fund (the “SMID Cap Fund”).  This is the annual report to shareholders of the Funds, covering the fiscal year ended September 30, 2011.  The report includes a discussion of the factors that impacted the performance of the Funds for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of each Fund and a Report of Independent Registered Public Accounting Firm.

After a solid positive performance for the six months ended March 31, 2011, the stock market was very negative for the remainder of the fiscal year as domestic and global macroeconomic issues continued to undermine confidence in the economic recovery.  The remainder of this letter summarizes the market environment over the past fiscal year and our current investment outlook.  Following this letter are the discussions on performance and Fund information for the Small Cap Fund and the SMID Cap Fund, which begin on pages 7 and 15, respectively.  The individual Fund discussions are similar because the investment process for each Fund is the same and there is significant overlap in the portfolios.

Market Review of the Last Year — A Walk Down Volatility Lane.  In early September 2010, Chairman Bernanke once again stated that the Federal Reserve stands ready to intervene should there be further signs that the economy is weakening.  The Fed committed to a virtually zero fed funds rate and another round of quantitative easing (“QE2”) consisting of the Fed purchasing long term Treasuries in an effort to drive long term rates lower, encourage mortgage refinancing, and drive investment into riskier, higher yielding assets such as high yield corporate bonds and equities.  The rally that began in earnest in September continued into the fourth quarter as investors focused on small cap stocks, particularly stocks with high operating leverage and growth rates. Investors shifted from conservative, low return asset classes into riskier asset classes believing that the economic recovery would continue improving despite stubbornly high unemployment rates and a moribund housing market.  The third quarter earnings season was generally solid but the spectacular equity returns in the last four months of the year also reflected the view that fears of a double dip recession had been allayed and finally put to rest.  The fourth quarter was also marked by several confidence building events – changes in the Congress after the November elections and the adoption of favorable tax legislation – signs to investors and businesses alike that the economy would continue to improve and it was time to consider taking on more risk.  As leading

TCM GROWTH FUNDS

economic indicators improved throughout the quarter, the stock market benefited not only from the liquidity provided by Fed action but by improving business and consumer confidence.  For investors, this meant rotating out of money market funds and government bonds and into equities, and for companies, it signaled that demand may be increasing enough to support spending high cash reserves on capital investments or new hires.

The first quarter of 2011 was replete with global events that in the past had shaken investor confidence, including political unrest throughout the Middle East, the continued debt crisis in the Euro zone, the repercussions of the Japanese earthquake, and rising inflation risks and monetary tightening in the emerging markets.  Investors proved to be very resilient, however, and shook off these concerns as unlikely to derail the recovering economy.  The analogy we have used in the past was whether the patient (the economy), after experiencing a near death experience (the Great Recession) and being administered significant doses of adrenaline (i.e., fed rate policy, fiscal stimulus, QE1/QE2, favorable tax legislation) could return to normal activities after being discharged from the hospital.  The answer in the first quarter was in the affirmative.  As discussed in the next two paragraphs that patient eventually had a relapse but in early 2011 many investors believed that the economy was reaching “escape velocity” and showing signs of sustainable growth, albeit at moderate levels.  The manufacturing economy was turning positive, as evidenced by purchasing managers reports for both the U.S. and overseas markets, and we were seeing greater evidence in our stocks that companies were looking to add capacity in response to positive end demand trends.  As we entered the second quarter, however, the costs of raw materials were also increasing, and companies were being challenged to raise prices in order to maintain their profit margins.

The rally finally ended as concerns over the strength of the economic recovery increased in late April and early May.  Between that time and mid June, small cap stocks corrected approximately 10% as investors fretted over weakening economic data and the continued crisis in Europe over the high debt levels in countries like Greece, Portugal, Spain and Italy.  Although the risk of contagion has been reduced somewhat by recent agreements in the European Union to reduce Greece’s debt, that was not the case at the end of the second quarter or throughout the summer.  In addition to concerns over Euro debt levels, investors sold off equities in response to poor jobless claims reports, the fear of a hard landing in China, the end of QE2, and the short term pain that will come with the inevitable fiscal tightening and austerity measures in the U.S.  In this unsettled environment, the sectors that performed the best in the second quarter of 2011 were defensive oriented such as consumer staples, healthcare and telecomm services.

TCM GROWTH FUNDS

The third quarter of 2011 was very volatile and many of the concerns about the stock market and global economy were exacerbated by failures in both the U.S. and Europe to make progress in alleviating structural problems.  The third quarter started on a down note as unemployment remained high and housing fundamentals continued to be weak based on higher inventories and foreclosure levels.  Adding to the poor start of the quarter was the bitter debate in Washington over the increase in the nation’s debt ceiling.  This debate was further evidence of overall dysfunction of our current political process and gridlock, which in better economic conditions can be acceptable but is very disturbing when action may be required to forestall another recession.  The increasingly partisan posturing is obviously not helpful in finding common ground on legislation that could bolster investor confidence and the economy.

Fear and loathing for stocks gained real steam in August starting with Standard & Poor’s lowering U.S. Treasury debt to AA+, citing the lack of progress by lawmakers on debt reduction and deficit spending levels.  Ironically, this downgrade produced a flight to safety into U.S. Treasuries, driving down rates to historic lows and the dollar upwards.  Concerns over sovereign debt issues in Europe and the questionable ability of the European Union to resolve its banking crisis weighed heavily on investors and the Dow dropped some 1,100 points in two days.  One of the most volatile weeks in history followed this decline as the equity markets gyrated up and down on low volume and headline news.  Stock correlations spiked to 80% for the quarter, which was the highest level since 1985.  With the dispersion of returns so tightly grouped, active managers found it difficult to add value.  The downdraft continued into September with small cap stocks, as defined by the Russell 2000® Index, falling another 11% and the Russell 2000® Growth Index finishing the quarter down over 22%.  In this environment, defensive Consumer Staples and Utilities sectors outperformed, while cyclical and globally exposed sectors (Energy, Industrials, Technology and Materials) underperformed on a relative basis.

Market Outlook.  Headlines relating to the European debt crisis continue to have a disproportionate impact on the short term direction of the equity markets.  And while the European Union reached an agreement in late October on a debt reduction plan for Greece, market euphoria quickly turned to confusion when the Greek prime minister announced several days later that he would submit to plan to a public vote for approval, only to retract that proposal and lose his job shortly thereafter.  This unanticipated action has again called into question the ability of the European leaders to effectively manage their sovereign debt issues even though they continue to assure us that there will be sufficient resources to recapitalize the banks that hold the problematic debt.  Eventually, banks and sovereign nations must take some of the pain in the form of a write down or bailout package and the sooner

TCM GROWTH FUNDS

clarity is reached on that issue, the sooner the markets will digest the implications.  Recent political moves in Greece and Italy are not helping to add certainty.

In the U.S., political battles and legislative paralysis also continue unabated and the various attempts to move along legislation that might positively impact the economy and job creation have been unsuccessful.  When you combine this situation with high unemployment and an overall weak economy, it’s not surprising that we are seeing consumer confidence levels hitting lows that were last seen in 2009.  In September, the Federal Reserve initiated its maturity extension program, otherwise known as “Operation Twist”, in an attempt to boost the economy by driving down long-term interest rates and stimulate private-sector borrowing and mortgage refinancing.  The Fed had already indicated that it expected to keep short-term rates very low for an extended period, through mid-2013, and with this additional step it is buying longer-term Treasury bonds and selling shorter-term securities in order to flatten the curve beyond two years, perhaps out to ten years.  Lower interest rates are generally positive for equities, but this policy is not likely to have an impact on the most significant problems for the economy – housing, confidence, job creation, and the end demand for goods.

While these issues and their effect on stock prices may be creating a sense of déjà vu, there are real differences between the conditions today and those of 2008/2009.  Many companies have taken meaningful steps since 2008 to shore up their balance sheets and cut costs, and have plans at the ready to cut more if need be.  And those companies that have increased their economic exposure to more rapidly expanding developing economies are seeing positive earnings strength and rising cash levels.  The aggregate amount of cash on U.S. corporate balance sheets has reached an all-time high in excess of $2 trillion.  This financial strength, together with low interest rates, may result in greater merger and acquisition activity as well as help companies avoid lay-offs, maintain spending levels and increase dividends.  Revenue and earnings results have generally held up but we believe guidance for the next several quarters will reflect management caution over slowing economic trends and political uncertainty.  The market appears to have discounted much of those concerns and any relief of uncertainty, particularly as it relates to the prospects of avoiding an EU banking crisis, would be a positive for the market.  With that backdrop, we believe it is important to maintain a balanced portfolio that can both withstand the shocks of negative macro headline news but also participate in a potential “risk on” relief rally.

We acknowledge and appreciate the patience that our shareholders have demonstrated in light of the recent underperformance.  We are likewise frustrated but believe the Funds are in a good position as we attempt to resume the outperformance we expect from our investment process.  Over the past three years, the economy and market have been extraordinarily volatile and stocks have had

TCM GROWTH FUNDS

historically high correlations.  The stocks of good companies have been treated the same as those of not-so-good companies in both up and down markets, and in hindsight we would have been better served to have a portfolio that was structurally closer to the benchmark during this period.  Going forward, we believe capital will be allocated to those firms with stronger long term fundamentals, and “indexing” is not the path to long term outperformance.  We believe we have the people, experience, and a disciplined “bottoms up” investment process that is required as we seek to outperform and generate alpha in different market conditions.  Despite the current uncertainties, we expect the extreme influence of macroeconomic factors on individual stock performance to fade as the macro aftershocks from the financial crisis eventually decline in frequency and intensity.  In the meantime we continue to look for companies that have superior long term earnings growth prospects and attractive valuations, and strive to not overreact in terms of our portfolio structure to the headlines and market gyrations.

Thank you for your continued confidence and trust in managing your assets. Again, please see the following pages for the discussions on the individual Funds.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Funds, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2011, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Funds.

Mutual fund investing involves risk, principal loss is possible.  The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Each Fund’s holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of each Fund’s holdings.

Alpha is an annualized return measure of how better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

Price/Earnings is a valuation ratio of a company’s current share price compared to its per-share earnings.

The Russell 2000® Growth Index and the Russell 2500™ Growth Index are unmanaged indices representing those Russell 2000® Index companies and Russell 2500™ Index companies, respectively, with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index.

Quasar Distributors, LLC, Distributor (11/11)

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION

Fiscal Year Performance Overview.  Quarterly returns for the one year ended September 30, 2011 for the Small Cap Fund as well as the Russell 2000® Growth Index, the Fund’s benchmark, and the Russell 2000® Index were:

	Small Cap Fund	Russell 2000® Growth	Russell 2000®
4th Quarter 2010	16.18%	17.11%	16.25%
1st Quarter 2011	8.88%	9.24%	7.94%
2nd Quarter 2011	-1.82%	-0.59%	-1.61%
3rd Quarter 2011	-24.98%	-22.25%	-21.87%

Longer term performance for the Small Cap Fund is set forth in the chart and table that follows this narrative.  The Small Cap Fund closed to new investors in January 2007 and remains closed.

Performance Attribution – Year in Review.  A significant impact on the Small Cap Fund’s relative performance has been the continued volatility in world growth-oriented stocks due to large macro-economic events.  Below is a summary performance attribution for each of the past four quarters.

Fourth Quarter 2010.  The rally that began in earnest in September continued into the fourth quarter as investors focused on small cap stocks, particularly stocks with high operating leverage and growth rates.  The stock market continued to benefit from central bank intervention to keep interest rates low and governmental actions to support fiscal stimulus.  Investors shifted from conservative, low return asset classes into riskier asset classes believing that the economic recovery would continue improving despite stubbornly high unemployment rates and a moribund housing market.  The portfolio outperformed the benchmark in October and December, but some of our larger positions (STR Holdings, NICE Systems, Micros Systems, Cepheid) lagged the market in November and we ended up the quarter close to the benchmark in a very momentum driven market period.  With respect to sector attribution, stock selection in the portfolio was strong in Health Care and Consumer Discretionary but that effort was offset by selection in Technology, Industrials and Energy.  The effect of our sector weights was positive, with the overweight to Energy and the underweight to Consumer Discretionary benefiting the portfolio.  Cash was a drag on relative performance in such a strong quarter.

First Quarter 2011.  The stock market proved resilient in the first quarter in the face of numerous negative headlines (Libya, Japanese earthquake repercussion, Portugal, upcoming end of the recent quantitative easing by the Federal Reserve (“QE2”), global inflation concerns), supported in part by strong money flows back to equities from fixed income and money market funds.  The economic recovery

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Continued)

continued to support higher earnings and all sectors in our benchmark were positive for the quarter.  Across sectors, high growth and high P/E stocks were the best performers; momentum investors were rewarded and valuations continued to expand.  With the strong rise in the price of commodities, the Energy and Materials sectors were top performers, while Technology also outperformed the benchmark.  Our small cap portfolios held up reasonably well during this strong performance period, benefiting from positive stock selection in Health Care, Materials and Industrials, offset by lagging selection in Technology, Consumer Discretionary and Energy.

Our focus on valuations has kept us out of several of the highest performing names during the market’s big rally in the fall of 2010 and early 2011, a period in which valuations just kept going higher for many of the leading growth names.  This may be considered “conservative” but it has always been a part of our process to focus on sustainable valuations as part of our buy criteria.  Despite liking the fundamentals, we were reluctant to buy stocks with increasingly higher valuations during this period, and also trimmed some of our winners which then went even higher, based on valuations getting too extended (in our opinion).  QE2 had the effect of creating a valuation bubble for those stocks that had accelerating earnings and strong fundamentals.  We look for stocks that have both strong fundamentals AND sustainable valuations, and it appeared to us that many of these stocks were trading significantly above a rational longer term valuation range.  Some of those valuation ranges have come back to reasonable levels with the recent sell-off this past summer and we have initiated positions in some names that we like fundamentally but were at the high end or even above what we considered a sustainable valuation.

Second Quarter 2011.  The resilience of the stock market in the first quarter gave way to the increasing evidence that the economic recovery was either stalling or, at a minimum, decelerating from the pace of the second half of 2010.  In a reversal from the first quarter, economically sensitive sectors retreated into negative territory as investors moved to a “risk off” posture in May and June.  Stock selection in our small cap portfolios was slightly negative for the period, with strong selection in Consumer Discretionary and Healthcare being offset by lagging selection in Technology, Materials and Telecomm.  Sector allocation accounted for much of the 1% underperformance for the quarter due to the overweight to Energy and underweight to Consumer Discretionary and Consumer Staples, one of the top benchmark sector performers.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Continued)

Third Quarter 2011.  The third quarter was a continuation of the negative posture taken by investors since the middle of the prior quarter, which was exacerbated by renewed concerns that the economy was headed back into a recession.  The correlation of returns in this environment was very high, making it difficult to add value relative to a benchmark.  Our lagging performance for the quarter occurred in August, a volatile month in which small cap stocks were down over 20% in the first three weeks only to rally and finish down 8%.  Slowing growth worldwide and sovereign risk continued to plague the markets, where current valuations and fundamentals are taking a back seat to fear and liquidity concerns.  In addition to the negative impact on our more economically sensitive stocks, several of our larger health care positions were down as a result of possible Medicare reimbursement cuts that could occur, impacting broad categories of providers or specific company products (these issues are discussed below).  Stock selection was positive in Consumer Discretionary and Telecomm but more than offset by lagging selection in Healthcare, Industrials, Energy and Technology.  The effect of our sector allocation was essentially neutral as the benefit of our underweight to Materials, overweight to Healthcare and cash position was offset by the underweight to Financials and Consumer Staples, two sectors that held up better in the selloff.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2011 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Varian Semiconductor (processing equipment)	0.85	0.82
Cepheid (molecular diagnostics)	1.26	0.82
Crocs (specialized footwear products)	1.58	0.72
Cooper Companies (medical devices)	1.18	0.63
NetLogic Microsystems (network semiconductors)	0.81	0.61

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
Manitowoc (engineered lifting
equipment and cranes)	0.65	-0.68
Berry Petroleum (oil and gas producer)	0.18	-0.49
Complete Production (oil and gas products)	0.75	-0.49
General Cable (fiber optic and cable products)	0.27	-0.47
GT Advanced Tech
(solar/LED manufacturing equipment)	0.44	-0.47

TCM SMALL CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2000® GROWTH INDEX

Average Annual Returns for the periods ended September 30, 2011:

				Since Inception
	One Year	Three Year	Five Year	(10/1/2004)
TCM Small Cap Growth Fund	(6.80)%	(3.44)%	(2.52)%	4.04%
Russell 2000® Growth Index	(1.12)%	2.07%	0.96%	3.93%
Lipper Small Cap Growth Average	(0.61)%	2.94%	0.51%	3.52%

This chart illustrates the performance of a hypothetical $100,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2011 (Unaudited)

Basic Fund Facts

Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$380 million
Total Operating Expenses	0.91%

Top Ten Holdings (% of net assets)

ANSYS, Inc.	2.8%	MICROS Systems, Inc.	2.2%
Catalyst Health Solutions, Inc.	2.6%	HMS Holdings Corp.	2.1%
MEDNAX, Inc.	2.5%	Teledyne Technologies, Inc.	1.7%
CROCS, Inc.	2.4%	Kirby Corp.	1.7%
NICE Systems Ltd. - ADR	2.2%	LKQ Corp.	1.7%

Sector Allocation (% of net assets)

*  Cash equivalents and other assets less liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2011

Shares		Value
COMMON STOCKS - 96.8%

Aerospace & Defense - 3.8%
63,224	GeoEye, Inc.*	$1,792,400
78,453	HEICO Corp.	3,863,026
125,153	LMI Aerospace, Inc.*	2,135,110
132,959	Teledyne
	Technologies, Inc.*	6,496,377
		14,286,913
Air Freight & Logistics - 1.6%
28,818	Atlas Air Worldwide
	Holdings, Inc.*	959,351
176,299	Hub Group, Inc.*	4,983,973
		5,943,324
Auto Components - 2.6%
293,603	Amerigon, Inc.*	3,737,566
260,335	LKQ Corp.*	6,289,694
		10,027,260
Biotechnology - 0.5%
147,254	Human Genome
	Sciences, Inc.*	1,868,653

Capital Markets - 2.6%
76,048	Affiliated Managers
	Group, Inc.*	5,935,546
213,417	Financial Engines, Inc.*	3,864,982
		9,800,528
Commercial Services & Supplies - 1.1%
229,162	Tetra Tech, Inc.*	4,294,496

Communications Equipment - 3.8%
190,592	ADTRAN, Inc.	5,043,064
280,617	NICE Systems,
	Ltd. - ADR*	8,516,726
593,842	Opnext, Inc.*	742,303
		14,302,093
Construction & Engineering - 4.7%
130,415	Chicago Bridge & Iron
	Co. NV - ADR	3,733,781
169,493	EMCOR Group, Inc.*	3,445,793
152,548	KBR, Inc.	3,604,709
315,628	McDermott
	International, Inc.*	3,396,157
123,145	URS Corp.*	3,652,481
		17,832,921
Diversified Consumer Services - 0.5%
68,783	Sotheby’s	1,896,347

Diversified Telecommunication Services - 1.0%
73,336	AboveNet, Inc.	3,930,810

Electrical Equipment - 3.9%
78,056	General Cable Corp.*	1,822,608
167,226	II-VI, Inc.*	2,926,455
80,618	Polypore
	International, Inc.*	4,556,529
195,440	Woodward Governor Co.	5,355,056
		14,660,648
Electronic Equipment, Instruments
& Components - 0.5%
47,617	IPG Photonics Corp.*	2,068,483

Energy Equipment & Services - 4.3%
168,669	Complete Production
	Services, Inc.*	3,179,411
59,135	Core Laboratories NV	5,312,097
105,209	Dawson Geophysical Co.*	2,480,828
58,709	Dril-Quip, Inc.*	3,165,002
47,315	North American
	Energy Partners, Inc.*	275,374
285,557	Pioneer Drilling Co.*	2,050,299
		16,463,011
Health Care Equipment & Supplies - 5.3%
220,145	ABIOMED, Inc.*	2,428,199
75,368	The Cooper
	Companies, Inc.	5,965,377
56,534	IDEXX Laboratories, Inc.*	3,899,150
73,600	Sirona Dental
	Systems, Inc.*	3,121,376
122,488	Volcano Corp.*	3,629,320
35,256	ZOLL Medical Corp.*	1,330,561
		20,373,983
Health Care Providers & Services - 12.1%
173,522	Catalyst Health
	Solutions, Inc.*	10,010,484

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2011 (Continued)

Shares		Value
Health Care Providers &
Services - 12.1% (Continued)
105,434	ExamWorks
	Group, Inc.*	$1,073,318
337,807	Health Management
	Associates, Inc. -
	Class A*	2,337,624
209,576	HealthSouth Corp.*	3,128,970
327,589	HMS Holdings Corp.*	7,989,896
125,006	IPC The Hospitalist
	Co., Inc.*	4,461,464
149,833	MEDNAX, Inc.*	9,385,539
77,645	MWI Veterinary
	Supply, Inc.*	5,343,529
62,469	WellCare Health
	Plans, Inc.*	2,372,573
		46,103,397
Hotels, Restaurants & Leisure - 2.4%
437,026	Orient-Express
	Hotels Ltd. - Class A*	3,019,850
300,333	Pinnacle
	Entertainment, Inc.*	2,727,024
465,647	Sonic Corp.*	3,292,124
		9,038,998
Household Durables - 0.7%
52,707	Tempur-Pedic
	International, Inc.*	2,772,915

Internet Software & Services - 0.7%
225,673	Cornerstone
	OnDemand, Inc.*	2,829,939

IT Services - 1.3%
145,023	VeriFone Holdings, Inc.*	5,078,706

Life Sciences Tools & Services - 0.8%
46,416	Techne Corp.	3,156,752

Machinery - 4.2%
149,475	Actuant Corp.	2,952,131
121,429	CLARCOR, Inc.	5,024,732
29,966	Manitowoc Co., Inc.	201,072
58,509	Middleby Corp.*	4,122,544
163,488	Titan International, Inc.	2,452,320
45,587	Westport
	Innovations, Inc.*	1,318,832
		16,071,631
Marine - 1.7%
122,443	Kirby Corp.*	6,445,400

Metals & Mining - 2.2%
115,596	Haynes International, Inc.	5,022,646
212,765	Titanium Metals Corp.	3,187,220
		8,209,866
Oil & Gas Equipment & Services - 0.7%
225,901	Tesco Corp.*	2,620,451

Oil, Gas & Consumable Fuels - 1.4%
107,176	Berry Petroleum Co.	3,791,887
142,766	Solazyme, Inc.*	1,371,981
		5,163,868
Paper & Forest Products - 0.4%
221,426	Mercer
	International, Inc.*	1,505,697

Personal Products - 0.7%
67,059	Nu Skin Enterprises, Inc.	2,717,231

Pharmaceuticals - 3.8%
134,750	Hi-Tech Pharmacal
	Co., Inc.*	4,527,600
236,991	Impax Laboratories, Inc.*	4,244,509
151,683	Medicis
	Pharmaceutical Corp.	5,533,396
		14,305,505
Road & Rail - 1.3%
107,554	Genesee &
	Wyoming, Inc.*	5,003,412

Semiconductors & Semiconductor Equipment - 7.4%
126,684	CEVA, Inc.*	3,079,688
246,080	Cypress
	Semiconductor Corp.	3,683,817
56,842	EZchip
	Semiconductor Ltd.*	1,888,291
444,382	GT Advanced
	Technologies, Inc.*	3,119,562

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2011 (Continued)

Shares		Value
Semiconductors & Semiconductor
Equipment - 7.4% (Continued)
121,534	Hittite
	Microwave Corp.*	$5,918,706
252,660	Microsemi Corp.*	4,037,507
68,499	Ultratech, Inc.*	1,174,758
264,445	Volterra
	Semiconductor Corp.*	5,085,277
		27,987,606
Software - 8.5%
152,466	Advent Software, Inc.*	3,178,916
217,464	ANSYS, Inc.*	10,664,435
75,327	Ariba, Inc.*	2,087,311
150,666	Interactive Intelligence
	Group, Inc.*	4,090,582
187,697	MICROS Systems, Inc.*	8,241,775
53,121	SuccessFactors, Inc.*	1,221,252
114,160	Verint Systems, Inc.*	3,001,266
		32,485,537
Specialty Retail - 3.9%
126,641	Ascena Retail
	Group, Inc.*	3,428,172
170,766	Dick’s Sporting
	Goods, Inc.*	5,713,830
53,389	DSW, Inc.*	2,465,504
83,297	Vitamin Shoppe, Inc.*	3,118,640
		14,726,146
Textiles, Apparel & Luxury Goods - 4.5%
377,031	CROCS, Inc.*	8,924,324
90,917	Oxford Industries, Inc.	3,118,453
152,790	Wolverine World
	Wide, Inc.	5,080,267
		17,123,044
Trading Companies & Distributors - 0.5%
271,575	RSC Holdings, Inc.*	1,936,330

Wireless Telecommunication Services - 1.4%
153,724	SBA Communications
	Corp. - Class A*	5,300,403

TOTAL COMMON STOCKS
(Cost $355,091,751)		368,332,304

TRUST & PARTNERSHIP - 1.0%

Real Estate Investment Trust - 1.0%
195,834	LaSalle Hotel Properties	3,760,013

TOTAL TRUST & PARTNERSHIP
(Cost $5,393,261)		3,760,013

SHORT-TERM INVESTMENT - 2.1%

Money Market Fund - 2.1%
8,176,429	SEI Daily Income
	Trust Government
	Fund - Class B,
	.050%(1)	8,176,429

TOTAL SHORT-TERM INVESTMENT
(Cost $8,176,429)		8,176,429

TOTAL INVESTMENTS
IN SECURITIES - 99.9%
(Cost $368,661,441)		380,268,746
Other Assets in Excess
of Liabilities - 0.1%		224,220
TOTAL NET ASSETS - 100.0%		$380,492,966

*	Non-income producing security.
ADR	American Depository Receipt
(1)	7-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION

Performance Overview.  Quarterly returns for the one year ended September 30, 2011 for the SMID Cap Fund, the Russell 2500™ Growth Index, which is the Fund’s benchmark, and the Russell 2500® Index were:

	SMID Cap Fund	Russell 2500™ Growth	Russell 2500®
4th Quarter 2010	16.76%	16.00%	14.86%
1st Quarter 2011	8.70%	9.83%	8.70%
2nd Quarter 2011	-3.09%	0.38%	-0.59%
3rd Quarter 2011	-21.88%	-21.35%	-21.22%

Longer term performance for the SMID Cap Fund is set forth in the chart and table that follows this narrative.

Performance Attribution – Year in Review.  A significant impact on the SMID Cap Fund’s relative performance has been the volatility in world growth-oriented stocks due to large macro-economic events.  Below is a summary performance attribution for each of the past four quarters.

Fourth Quarter 2010.  The stock market continued to benefit from central bank intervention to keep interest rates low and governmental actions to support fiscal stimulus.  Investors shifted from conservative, low return asset classes into riskier asset classes believing that the economic recovery would continue improving despite stubbornly high unemployment rates and a moribund housing market.  Our small-mid cap portfolios outperformed the benchmark in the fourth quarter based on positive stock selection, primarily in Health Care, Financials and Consumer Discretionary, offset by lagging in Energy.  The effect of our sector weights was positive in almost all economic sectors, with the overweight to Energy and Industrials and the underweight to Consumer Staples and Discretionary benefiting the portfolio the most.  Cash was also a drag on relative performance in a strong quarter.

First Quarter 2011.  The stock market proved resilient in the first quarter in the face of numerous negative headlines (Libya, Japanese earthquake repercussion, Portugal, upcoming end of the recent quantitative easing by the Federal Reserve (“QE2”), global inflation concerns), supported in part by strong money flows back to equities from fixed income and money market funds.  Across sectors, high growth and high P/E stocks were the best performers; momentum investors were rewarded and valuations continued to expand.  After outperforming the prior two quarters, our small-mid cap portfolios gave back some of those gains with positive stock selection in Health Care and Industrials being offset by lagging selection in Consumer Discretionary, Financials and Energy.  Our focus on valuations has kept us

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Continued)

out of several of the highest performing names during the market’s big rally in the fall of 2010 and early 2011, a period in which valuations just kept going higher for many of the leading growth names.  This may be considered “conservative” but it has always been a part of our process to focus on sustainable valuations as part of our buy criteria.  Despite liking the fundamentals, we were reluctant to buy stocks with increasingly higher valuations during this period, and also trimmed some of our winners which then went even higher, based on valuations getting too extended (in our opinion).  QE2 had the effect of creating a valuation bubble for those stocks that had accelerating earnings and strong fundamentals.  We look for stocks that have both strong fundamentals AND sustainable valuations, and it appeared to us that many of these stocks were trading significantly above a rational longer term valuation range.  Some of those valuation ranges are coming back to reasonable levels with the recent sell-off this past summer and we have initiated positions in some names that we like fundamentally but were at the high end or even above what we considered a sustainable valuation.

Second Quarter 2011.  The stock market finally gave way to the increasing evidence that the economic recovery was either stalling or, at a minimum, decelerating from the pace of the second half of 2010.  In a reversal from the first quarter, economically sensitive sectors retreated into negative territory as investors moved to a “risk off” posture in May and June (which has continued into August and September).  Stock selection in our small-mid cap portfolios was negative for the period, with positive selection in Consumer Discretionary and Energy being offset by lagging selection in Technology, Materials, Telecomm and Financials.  Sector allocation accounted for over half the underperformance for the quarter due to the overweight to Energy and Industrials and the underweight to Consumer Discretionary and Consumer Staples, the top performing sector in the benchmark by a wide margin.  Many of our bottom contributors were stocks that had performed strongly in the second half of 2010 and gave up some of those gains, without any significant fundamental changes.  We therefore continue to own many of those stocks, and have added to those we believe have continuingly strong fundamentals.

Third Quarter 2011.  The third quarter was a continuation of the negative posture taken by investors since the middle of the prior quarter, which was exacerbated by renewed concerns that the economy was headed back into a recession.  The correlation of returns in this environment has been very high, making it difficult to add value relative to a benchmark.  August was a volatile month in which small cap stocks were down over 20% in the first three weeks only to rally and finish down 8%.  Slowing growth worldwide and sovereign risk

TCM SMALL-MID CAP GROWTH FUND

PERFORMANCE DISCUSSION (Continued)

continued to plague the markets, where current valuations and fundamentals are taking a back seat to fear and liquidity concerns.  In addition to the negative impact on our more economically sensitive stocks, several of our larger health care positions were down as a result of possible Medicare reimbursement cuts that could occur, impacting broad categories of providers or specific company.  However, stock selection was overall positive for the period, with positive selection in Technology, Consumer Discretionary, Materials, Industrials, and Telecomm being offset by lagging selection in Healthcare and Energy.  The effect of our sector allocation accounted for all of our underperformance as the benefit of our underweight to Energy and Materials, overweight to Healthcare and cash position was more than offset by the overweight to Industrials and Technology and the underweight to Financials and Consumer Staples, two sectors that held up better in the selloff.

Top and Bottom Contributing Stocks.  The top and bottom five stocks contributing to absolute performance for the fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Varian Semiconductor (processing equipment)	0.83	0.82
Crocs (specialized footwear products)	1.54	0.69
Cooper Companies (medical devices)	1.12	0.57
Catalyst Health Solutions
(pharmacy benefits management)	1.39	0.56
Tempur Pedic International
(mattresses and pillows)	0.98	0.55

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
Manitowoc (engineered lifting
equipment and cranes)	0.64	-0.70
Complete Production (oil and natural gas products)	0.65	-0.56
Universal Health (acute and
behavioral healthcare services)	0.58	-0.54
HealthSouth (inpatient rehabilitative
healthcare services)	0.99	-0.47
Berry Petroleum (oil and natural gas producer)	0.16	-0.42

TCM SMALL-MID CAP GROWTH FUND

VALUE OF $100,000 VS. RUSSELL 2500™ GROWTH INDEX

Average Annual Returns for the periods ended September 30, 2011:

			Since Inception
	One Year	Three Year	(6/29/2007)
TCM Small-Mid Cap Growth Fund	(3.93)%	(0.66)%	(5.85)%
Russell 2500 Growth™ Index	0.59%	4.56%	(2.13)%

This chart illustrates the performance of a hypothetical $100,000 investment made on June 29, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-536-3230.

The Fund imposes a 1% redemption fee on shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

TCM SMALL-MID CAP GROWTH FUND

FUND INFORMATION at September 30, 2011 (Unaudited)

Basic Fund Facts

Ticker Symbol	TCMMX
Inception Date	6/29/07
Total Net Assets	$274 million
Total Operating Expenses	0.95%

Top Ten Holdings (% of net assets)

ANSYS, Inc.	2.9%	Airgas, Inc.	2.0%
Catalyst Health Solutions, Inc.	2.3%	MICROS Systems, Inc.	2.0%
CROCS, Inc.	2.2%	Avago Technologies Ltd.	1.9%
MEDNAX, Inc.	2.2%	Kirby Corp.	1.7%
NICE Systems Ltd. - ADR	2.0%	IHS, Inc.	1.7%

Sector Allocation (% of net assets)

*  Cash equivalents and liabilities in excess of other assets.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2011

Shares		Value
COMMON STOCKS - 97.8%

Aerospace & Defense - 2.9%
76,436	BE Aerospace, Inc.*	$2,530,796
36,500	Teledyne
	Technologies, Inc.*	1,783,390
43,000	TransDigm Group, Inc.*	3,511,810
		7,825,996
Air Freight & Logistics - 0.2%
19,791	Atlas Air Worldwide
	Holdings, Inc.*	658,842

Auto Components - 2.9%
149,933	Gentex Corp.	3,605,889
176,685	LKQ Corp.*	4,268,709
		7,874,598
Biotechnology - 0.5%
102,224	Human Genome
	Sciences, Inc.*	1,297,223

Capital Markets - 1.4%
50,421	Affiliated Managers
	Group, Inc.*	3,935,359

Chemicals - 3.0%
87,010	Airgas, Inc.	5,552,978
58,621	The Scotts
	Miracle-Gro Co.	2,614,497
		8,167,475
Commercial Services & Supplies - 2.7%
40,768	Stericycle, Inc.*	3,290,793
117,721	Waste Connections, Inc.	3,981,324
		7,272,117
Communications Equipment - 5.1%
127,508	ADTRAN, Inc.	3,373,862
27,831	F5 Networks, Inc.*	1,977,392
183,853	NICE Systems
	Ltd. - ADR*	5,579,939
115,062	Polycom, Inc.*	2,113,689
43,081	Riverbed
	Technology, Inc.*	859,897
		13,904,779
Construction & Engineering - 3.4%
87,416	AECOM
	Technology Corp.*	1,544,641
76,131	Chicago Bridge & Iron
	Co. NV - ADR	2,179,630
110,346	KBR, Inc.	2,607,476
112,737	McDermott
	International, Inc.*	1,213,050
59,510	URS Corp.*	1,765,067
		9,309,864
Containers & Packaging - 0.8%
71,356	Crown Holdings, Inc.*	2,184,207

Distributors - 0.9%
92,841	Pool Corp.	2,430,577

Diversified Consumer Services - 0.5%
45,391	Sotheby’s	1,251,430

Electrical Equipment - 5.3%
60,447	AMETEK, Inc.	1,992,938
53,687	General Cable Corp.*	1,253,592
48,883	Polypore
	International, Inc.*	2,762,867
57,029	Roper Industries, Inc.	3,929,868
96,770	Sensata Technologies
	Holding NV - Class A*	2,560,534
76,205	Woodward, Inc.	2,088,017
		14,587,816
Electronic Equipment & Instruments - 0.7%
49,213	Amphenol
	Corp. - Class A	2,006,414

Electronic Equipment,
Instruments & Components - 3.5%
33,378	IPG Photonics Corp.*	1,449,940
153,506	National
	Instruments Corp.	3,509,147
138,476	Trimble Navigation Ltd.*	4,645,870
		9,604,957
Energy Equipment & Services - 4.1%
14,531	CARBO Ceramics, Inc.	1,489,864
107,864	Complete Production
	Services, Inc.*	2,033,236

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2011 (Continued)

Shares		Value
Energy Equipment & Services - 4.1% (Continued)
41,167	Core Laboratories NV	$3,698,032
50,972	Helmerich & Payne, Inc.	2,069,463
108,006	Patterson-UTI
	Energy, Inc.	1,872,824
		11,163,419
Health Care Equipment & Supplies - 5.5%
53,067	The Cooper
	Companies, Inc.	4,200,253
62,948	Hologic, Inc.*	957,439
29,127	IDEXX
	Laboratories, Inc.*	2,008,889
45,445	Illumina, Inc.*	1,859,609
55,400	ResMed, Inc.*	1,594,966
41,592	Varian Medical
	Systems, Inc.*	2,169,439
74,749	Volcano Corp.*	2,214,813
		15,005,408
Health Care Providers & Services - 8.2%
110,955	Catalyst Health
	Solutions, Inc.*	6,400,994
231,872	Health Management
	Associates,
	Inc. - Class A*	1,604,554
142,980	HealthSouth Corp.*	2,134,691
35,733	Henry Schein, Inc.*	2,215,803
42,415	Lifepoint Hospitals, Inc.*	1,554,086
94,729	MEDNAX, Inc.*	5,933,825
45,875	Universal Health
	Services, Inc.	1,559,750
31,784	WellCare Health
	Plans, Inc.*	1,207,156
		22,610,859
Hotels, Restaurants & Leisure - 1.0%
26,535	Panera Bread Co.*	2,758,048

Household Durables - 0.7%
36,654	Tempur-Pedic
	International, Inc.*	1,928,367

Internet Software & Services - 1.5%
105,684	IAC/InterActiveCorp.*	4,179,802

IT Services - 1.2%
96,414	VeriFone
	Holdings, Inc.*	3,376,418

Life Sciences Tools & Services - 1.6%
32,197	Techne Corp.	2,189,718
30,179	Waters Corp.*	2,278,213
		4,467,931
Machinery - 5.3%
93,981	Actuant Corp.	1,856,125
80,711	CLARCOR, Inc.	3,339,821
44,411	Joy Global, Inc.	2,770,358
19,667	Manitowoc Co., Inc.	131,966
36,436	Middleby Corp.*	2,567,280
33,298	Pall Corp.	1,411,835
108,393	Titan International, Inc.	1,625,895
30,763	Westport
	Innovations, Inc.*	889,974
		14,593,254
Marine - 1.7%
89,373	Kirby Corp.*	4,704,595

Metals & Mining - 1.5%
33,025	Schnitzer Steel
	Industries, Inc.	1,215,320
196,838	Titanium Metals Corp.	2,948,633
		4,163,953
Oil, Gas & Consumable Fuels - 1.3%
55,273	Berry Petroleum Co.	1,955,558
26,791	Cabot Oil & Gas Corp.	1,658,631
		3,614,189
Personal Products - 0.7%
38,268	Herbalife Ltd.	2,051,165

Pharmaceuticals - 2.8%
118,843	Impax Laboratories, Inc.*	2,128,478
101,212	Medicis
	Pharmaceutical Corp.	3,692,214
18,072	Perrigo Co.	1,754,972
		7,575,664
Professional Services - 1.7%
62,237	IHS, Inc.*	4,655,950

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2011 (Continued)

Shares		Value
Road & Rail - 0.8%
44,549	Genesee &
	Wyoming, Inc.*	$2,072,420

Semiconductors & Semiconductor Equipment - 5.7%
215,723	Atmel Corp.*	1,740,885
158,225	Avago Technologies Ltd.	5,185,033
81,683	Hittite Microwave Corp.*	3,977,962
54,344	Lam Research Corp.*	2,063,985
169,371	Microsemi Corp.*	2,706,549
		15,674,414
Software - 8.5%
162,039	ANSYS, Inc.*	7,946,392
24,802	FactSet Research
	Systems, Inc.	2,206,634
71,682	Fortinet, Inc.*	1,204,258
34,404	Informatica Corp.*	1,408,844
124,508	MICROS Systems, Inc.*	5,467,146
47,660	Rovi Corp.*	2,048,427
43,445	Solera Holdings, Inc.	2,193,972
35,810	SuccessFactors, Inc.*	823,272
		23,298,945
Specialty Retail - 3.9%
19,977	Abercrombie & Fitch Co.	1,229,784
92,761	Ascena Retail
	Group, Inc.*	2,511,040
115,862	Dick’s Sporting
	Goods, Inc.*	3,876,743
44,602	DSW, Inc.*	2,059,721
15,077	Tiffany & Co.	916,983
		10,594,271
Textiles, Apparel & Luxury Goods - 3.7%
259,356	CROCS, Inc.*	6,138,957
14,942	Fossil, Inc.*	1,211,198
85,977	Wolverine World
	Wide, Inc.	2,858,735
		10,208,890
Trading Companies & Distributors - 1.3%
65,109	MSC Industrial
	Direct, Inc.	3,676,054

Wireless Telecommunication Services - 1.3%
102,389	SBA Communications
	Corp. - Class A*	3,530,373

TOTAL COMMON STOCKS
(Cost $270,725,636)		268,216,043

TRUST & PARTNERSHIP - 0.9%

Real Estate Investment Trust - 0.9%
128,421	LaSalle Hotel Properties	2,465,683

TOTAL TRUST & PARTNERSHIP
(Cost $3,563,376)		2,465,683

SHORT-TERM INVESTMENT - 1.1%

Money Market Fund - 1.1%
3,121,330	SEI Daily Income
	Trust Government
	Fund - Class B,
	0.050%(1)	3,121,330

TOTAL SHORT-TERM INVESTMENT
(Cost $3,121,330)		3,121,330

TOTAL INVESTMENTS
IN SECURITIES - 99.8%
(Cost $277,410,342)		273,803,056
Other Assets in Excess
of Liabilities - 0.2%		436,076
TOTAL NET ASSETS - 100.0%		$274,239,132

*	Non-income producing security.
ADR	American Depository Receipt
(1)	7-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2011 (Unaudited)

As a shareholder of the TCM Small Cap Growth Fund and the TCM Small – Mid Cap Growth Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/01/11 - 9/30/11).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the

TCM GROWTH FUNDS

EXPENSE EXAMPLE For the Six Months Ended September 30, 2011 (Unaudited) (Continued)

Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TCM Small Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/01/11	9/30/11	4/01/11 – 9/30/11*
Actual	$1,000	$ 737	$3.96
Hypothetical (5% return
before expenses)	$1,000	$1,021	$4.61

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.91% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

TCM Small-Mid Cap Growth Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/01/11	9/30/11	4/01/11 – 9/30/11**
Actual	$1,000	$ 757	$4.18
Hypothetical (5% return
before expenses)	$1,000	$1,020	$4.81

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.95% (reflecting fee recoupments in effect) multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

TCM GROWTH FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2011

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
ASSETS
Investments in securities, at value (cost $368,661,441
and $277,410,342, respectively) (Note 2)	$380,268,746	$273,803,056
Cash	5,542	20,604
Receivables:
Investment securities sold	10,891,166	2,136,458
Fund shares sold	5,275,529	36,483
Dividends and interest	67,341	46,300
Prepaid expenses	15,419	23,560
Total assets	396,523,743	276,066,461

LIABILITIES
Payables:
Investment securities purchased	1,138,405	1,509,209
Fund shares redeemed	14,495,444	46,397
Investment advisory fees, net	280,150	193,705
Administration fees	45,956	23,170
Fund accounting fees	14,568	8,034
Custody fees	10,684	6,606
Transfer agent fees	4,174	2,542
Chief Compliance Officer fees	1,860	1,140
Other accrued expenses	39,536	36,526
Total liabilities	16,030,777	1,827,329
NET ASSETS	$380,492,966	$274,239,132
Net asset value, offering and redemption price per share
($380,492,966/16,518,264 and $274,239,132/17,789,702,
respectively, shares outstanding; unlimited number
of shares authorized without par value)	$23.03	$15.42

COMPONENTS OF NET ASSETS
Paid-in capital	$430,583,131	$274,190,369
Accumulated net realized gain (loss) on investments	(61,697,470)	3,656,049
Net unrealized appreciation (depreciation)
on investments	11,607,305	(3,607,286)
Net assets	$380,492,966	$274,239,132

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2011

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax
of $10,728 and $8,420, respectively)	$1,958,309	$1,297,846
Interest	4,830	2,414
Total investment income	1,963,139	1,300,260

EXPENSES (Note 3)
Investment advisory fees	4,272,033	2,658,789
Administration fees	280,147	174,351
Fund accounting fees	84,019	59,206
Custody fees	68,616	49,609
Reports to shareholders	26,782	23,907
Transfer agent fees	26,307	20,572
Registration fees	25,316	33,172
Audit fees	23,601	21,000
Miscellaneous expenses	17,008	9,217
Chief Compliance Officer fees	11,898	9,019
Trustee fees	8,073	8,702
Legal fees	3,011	3,121
Insurance expense	1,614	1,621
Interest expense	541	364
Total expenses	4,848,966	3,072,650
Plus: prior year fees waived
subject to recoupment	—	84,662
Net expenses	4,848,966	3,157,312
Net investment loss	(2,885,827)	(1,857,052)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	66,791,817	16,975,728
Change in net unrealized
depreciation on investments	(80,473,810)	(36,709,863)
Net realized and unrealized
loss on investments	(13,681,993)	(19,734,135)
Net decrease in net assets
resulting from operations	$(16,567,820)	$(21,591,187)

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(2,885,827)	$(2,994,248)
Net realized gain on investments	66,791,817	42,256,410
Change in net unrealized
appreciation (depreciation) on investments	(80,473,810)	3,830,228
Net increase (decrease) in net assets
resulting from operations	(16,567,820)	43,092,390

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(94,074,826)	(20,680,852)
Total increase (decrease) in net assets	(110,642,646)	22,411,538

NET ASSETS
Beginning of year	491,135,612	468,724,074
End of year	$380,492,966	$491,135,612

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
	Shares	Value	Shares	Value
Shares sold	3,538,366	$101,112,024	3,144,263	$74,092,265
Shares issued
in reinvestment
of distributions	—	—	—	—
Shares redeemed (b)	(6,895,499)	(195,186,850)	(4,042,546)	(94,773,117)
Net decrease	(3,357,133)	$(94,074,826)	(898,283)	$(20,680,852)

(b)	Net of redemption fees of $74 and $418, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,857,052)	$(722,381)
Net realized gain on investments	16,975,728	4,192,565
Change in net unrealized
appreciation (depreciation) on investments	(36,709,863)	18,631,034
Net increase (decrease) in net assets
resulting from operations	(21,591,187)	22,101,218

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	60,812,141	130,556,395
Total increase in net assets	39,220,954	152,657,613

NET ASSETS
Beginning of year	235,018,178	82,360,565
End of year	$274,239,132	$235,018,178
Undistributed net investment income	$—	$20,777

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
	Shares	Value	Shares	Value
Shares sold	6,783,716	$126,923,715	11,294,353	$165,761,822
Shares issued
in reinvestment
of distributions	—	—	—	—
Shares redeemed (b)	(3,637,156)	(66,111,574)	(2,361,795)	(35,205,427)
Net increase	3,146,560	$60,812,141	8,932,558	$130,556,395

(b)	Net of redemption fees of $1,390 and $567, respectively.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2011	2010	2009	2008	2007
Net asset value,
beginning of year	$24.71	$22.56	$25.58	$36.34	$29.74

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.17)	(0.15)	(0.10)	(0.19)	(0.15)
Net realized and unrealized
gain (loss) on investments	(1.51)	2.30	(2.92)	(7.18)	7.73
Total from
investment operations	(1.68)	2.15	(3.02)	(7.37)	7.58

LESS DISTRIBUTIONS:
From net realized gain	—	—	—	(3.20)	(0.98)
Distribution in excess	—	—	—	(0.19)	—
Total distributions	—	—	—	(3.39)	(0.98)
Paid-in capital from
redemption fees (Note 2)	— *	— *	— *	— *	— *
Net asset value, end of year	$23.03	$24.71	$22.56	$25.58	$36.34
Total return	(6.80)%	9.53%	(11.81)%	(22.39)%	25.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end
of year (millions)	$380.5	$491.1	$468.7	$485.7	$600.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped	0.91%	0.92%	0.94%	0.92%	0.92%
After fees waived/recouped	0.91%	0.92%	0.94%	0.92%	0.93%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped	(0.54)%	(0.62)%	(0.58)%	(0.67)%	(0.50)%
After fees waived/recouped	(0.54)%	(0.62)%	(0.58)%	(0.67)%	(0.51)%
Portfolio turnover rate	91%	110%	123%	135%	121%

*Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TCM SMALL-MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					Period Ended
	Year Ended September 30,				September 30,
	2011	2010	2009	2008	2007*
Net asset value,
beginning of year/period	$16.05	$14.42	$15.73	$21.18	$20.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.10)	(0.05)	(0.04)	(0.04)	(0.01)
Net realized and unrealized
gain (loss) on investments	(0.53)	1.68	(1.27)	(5.33)	1.19
Total from
investment operations	(0.63)	1.63	(1.31)	(5.37)	1.18

LESS DISTRIBUTIONS:
Distribution in excess	—	—	—	(0.08)	—
Total distributions	—	—	—	(0.08)	—
Paid-in capital from
redemption fees (Note 2)	— **	— **	— **	—	—
Net asset value,
end of year/period	$15.42	$16.05	$14.42	$15.73	$21.18
Total return	(3.93)%	11.30%	(8.33)%	(25.47)%	5.90	%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$274.2	$235.0	$82.4	$42.8	$3.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	0.92%	0.97%	1.15%	1.44%	8.50	%^
After fees waived/recouped
and expenses absorbed	0.95%	0.95%	0.95%	0.95%	0.95	%^

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(0.53)%	(0.50)%	(0.67)%	(1.05)%	(7.79	)%^
After fees waived/recouped
and expenses absorbed	(0.56)%	(0.48)%	(0.47)%	(0.56)%	(0.24	)%^
Portfolio turnover rate	114%	121%	137%	128%	13	%+

*	Fund commenced operations on June 29, 2007.
**	Less than $0.01 per share.
^	Annualized
+	Not annualized.

The accompanying notes are an integral part of these financial statements.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2011

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund  (collectively the “Funds”) are series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended  (the “1940 Act”), as an open-end investment management company. The Funds commenced operations on October 1, 2004 and June 29, 2007, respectively.

      Each Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.  At September 30, 2011, the Funds did not hold any fair valued securities.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2011 (Continued)

As described above, the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the TCM Small Cap Growth Fund’s net assets as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$368,332,304	$—	$—	$368,332,304
Trust & Partnership	3,760,013	—	—	3,760,013
Short-Term Investment	8,176,429	—	—	8,176,429
Total Investments
in Securities	$380,268,746	$—	$—	$380,268,746

           ^  See Schedule of Investments for industry breakout.

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2011 (Continued)

The following is a summary of the inputs used to value the TCM Small-Mid Cap Growth Fund’s net assets as of September 30, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$268,216,043	$—	$—	$268,216,043
Trust & Partnership	2,465,683	—	—	2,465,683
Short-Term Investment	3,121,330	—	—	3,121,330
Total Investments
in Securities	$273,803,056	$—	$—	$273,803,056

          ^  See Schedule of Investments for industry breakout.

There were no significant transfers into or out of Level 1 or 2 during the year for both Funds.

B.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net Capital Losses incurred October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At September 30, 2011, the following capital loss carryforwards were available:

	Capital Loss
	Carryover	Expires
TCM Small Cap Growth Fund	$(6,290,899)	09/30/17
	$(51,858,587)	09/30/18

As of September 30, 2011, there was no Capital Loss Carryover for the TCM Small Mid Cap Growth Fund.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2011 (Continued)

years (2008-2010), or expected to be taken in the Funds’ 2011 tax returns. The Funds identify major tax jurisdictions as U.S. Federal and Massachusetts State; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Funds’ net asset value per share.  The Funds charge a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  Both Funds will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2011 (Continued)

made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net assets per value per share.  For the year ended September 30, 2011, the TCM Small Cap Fund decreased accumulated net investment loss by $2,885,827 and decreased paid-in capital by $2,885,827.  Net assets were not affected by the change.  For the year ended September 30, 2011, the TCM Small-Mid Cap Fund decreased accumulated net investment loss by $1,836,275, increased accumulated net realized gain by $81,235 and decreased paid-in capital by $1,917,510.  Net assets were not affected by the change.

I.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Funds have determined that there are no subsequent events that would need to be disclosed in the Funds’ Financial Statements.

J.
Recent Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

K.
Regulated Investment Company Modernization Act.  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President.  The Modernization Act

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2011 (Continued)

modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc., (the “Advisor”) provides investment management services under an Investment Advisory Agreement (the “Agreement”) for each Fund. Under each Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Funds.  For the year ended September 30, 2011, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $4,272,033 and $2,658,789 in advisory fees, respectively.

The Advisor has contractually agreed to limit each Fund’s annual ratio of expenses to 0.95% of each Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended September 30, 2011, the Advisor did not recoup or waive any fees from the TCM Small Cap Growth Fund and recouped $84,662 in fees for the TCM Small-Mid Cap Growth Fund.

The Advisor is permitted to seek reimbursement from the Funds, subject to limitations for fees waived and/or Fund expenses it pays over the following three

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2011 (Continued)

years after payment. At September 30, 2011, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the TCM Small-Mid Cap Growth Fund that may be reimbursed was $129,843.  At September 30, 2011, the TCM Small Cap Growth Fund had recouped all waived fees.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

TCM Small-Mid Cap Growth Fund
Year of Expiration	Amount
September 30, 2012	$102,266
September 30, 2013	$27,577

Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds’ expense accruals.  For the year ended September 30, 2011, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund incurred $280,147 and $174,351 in administration fees, respectively.  The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended September 30, 2011, the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were allocated $11,898 and $9,019 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for TCM Small Cap Growth Fund for the year ended September 30, 2011, were $473,080,733 and $572,005,294,

TCM GROWTH FUNDS

NOTES TO FINANCIAL STATEMENTS – September 30, 2011 (Continued)

respectively, and for the TCM Small-Mid Cap Growth Fund for the year ended September 30, 2011, were $428,334,191 and $370,361,033, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2011.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Funds did not make distributions for the years ended September 30, 2010 and 2011.

As of September 30, 2011, the components of accumulated earnings/(losses) on a tax basis were as follows:

	TCM Small Cap	TCM Small-Mid
	Growth Fund	Cap Growth Fund
Cost of investments (a)	$371,498,454	$279,281,325
Gross unrealized appreciation	63,373,487	28,762,865
Gross unrealized depreciation	(54,603,195)	(34,241,134)
Net unrealized
appreciation (depreciation)	8,770,292	(5,478,269)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	5,532,909
Total distributable earnings	—	5,532,909
Other accumulated loss	(58,860,457)	(5,877)
Total accumulated gains (loss)	$(50,090,165)	$48,763

(a)
At September 30, 2011, the difference between book basis and tax basis unrealized appreciation was attributable primarily to the treatment of wash sales and partnership adjustments.  The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund had $710,972 and $5,877, respectively in post year end wash sale losses.

NOTE 6 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Funds a credit facility for the purpose of to be used for temporary or extraordinary purposes.  During the year ended September 30, 2011 the Funds did draw on the line of credit and there were no loan payable balances for the Funds at September 30, 2011. For the year ended September 30, 2011, the average interest rate on the outstanding balance was 3.25% (prime rate) and the interest expense for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $541 and $364, respectively. During the year ended September 30, 2011, the average outstanding daily balances for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund was $840,000 and $647,400, respectively. The maximum amounts available for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund were $50 million and $45 million, respectively.

TCM GROWTH FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Growth Funds and
The Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund, each a series of Professionally Managed Portfolios (the “Trust”), as of September 30, 2011 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to the TCM Small Cap Growth Fund, the financial highlights for each of the five years in the period then ended, and with respect to the TCM Small-Mid Cap Growth Fund, the financial highlights for each of the four years in the period then ended and for the period June 29, 2007 (commencement of operations) to September 30, 2007.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 22, 2011

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 8 and 9, 2011, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with Tygh Capital Management, Inc. (the “Advisor”) for another annual term.  At this meeting and at a prior meeting held on May 18 and 19, 2011, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreements.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, the Advisor’s disaster recovery plan, and the Advisor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.	The Funds’ historical year-to-date performance and the overall performance of the Advisor. In assessing the quality of the portfolio

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Funds as of March 31, 2011 on both an absolute basis, and in comparison to their peer funds utilizing Morningstar classifications.

For the TCM Small Cap Growth Fund, the Board noted that the Fund’s performance was below the median of its peer group for the year-to-date, one, three and five-year time periods.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Fund outperformed its peer group median for the year-to-date and one-year periods, and underperformed for the three-year period.

The Trustees also considered any differences of performance between the similarly managed accounts and the performance of the Funds and found the difference to be reasonable.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

For the TCM Small Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory fees and net expense ratio were slightly below its peer group median. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

For the TCM Small-Mid Cap Growth Fund, the Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95%.  The Trustees noted that the Fund’s advisory expense was above its peer group median and its net expense ratio was below its peer group median.  The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

The Trustees took into consideration the services the Advisor provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to Funds were in line with the fees charged by the Advisor to its separately managed account clients.

TCM GROWTH FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
Economies of Scale.  The Board also considered that economies of scale would be expected to be realized by the Advisor as assets of the Funds grew.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Funds do not exceed a specified expense limitation.  The Board concluded that there were no effective economies of scale to be shared with the Funds at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  The Board also considered that the Funds do not charge any 12b-1 fees.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreements was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of each Fund and its shareholders.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Address	with the	of Time	Occupation During	Overseen	Directorships
And Age	Trust	Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	President, Talon	2	Trustee,
(born 1943)	and	Term	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and
2020 E. Financial Way			business consulting);
Suite 100			formerly, Executive
Glendora, CA 91741			Vice President and
Chief Operating
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	2	The Dana
(born 1939)		Term	formerly, Chief Executive		Foundation;
c/o U.S. Bancorp		Since	Officer, Rockefeller		The
Fund Services, LLC		May 1991.	Trust Co., (prior thereto		University of
2020 E. Financial Way			Senior Vice President),		Virginia Law
Suite 100			and Managing Director,		School
Glendora, CA 91741			Rockefeller & Co.		Foundation.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Address	with the	of Time	Occupation During	Overseen	Directorships
And Age	Trust	Served	Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	Former owner, Golf	2	None.
(born 1938)		Term	Adventures, LLC,
c/o U.S. Bancorp		Since	(Vacation Services);
Fund Services, LLC		May 1991.	formerly, President and
2020 E. Financial Way			Founder, National
Suite 100			Investor Data Services,
Glendora, CA 91741			Inc. (investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	2	Independent
(born 1950)		Term	July 2001; formerly,		Trustee, The
c/o U.S. Bancorp		Since	Executive Vice		Managers
Fund Services, LLC		May 1991.	President, Investment		Funds,
2020 E. Financial Way			Company Administration,		Managers
Suite 100			LLC (mutual fund		AMG Funds,
Glendora, CA 91741			administrator).		Aston Funds;
Advisory
Board Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual Funds.

Interested Trustee and Officers of the Trust

Eric W. Falkeis(3)	President	Indefinite	Senior Vice President	2	None.
(born 1973)		Term;	and Chief Financial
c/o U.S. Bancorp		Since	Officer (and other
Fund Services, LLC		Jan. 2011.	positions), U.S.
615 East Michigan St.	Trustee	Indefinite	Bancorp Fund Services,
Milwaukee, WI 53202		Term;	LLC since 1997.
Since
Sept. 2011.

TCM GROWTH FUNDS

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
	Position	and Length	Principal	Complex(2)	Other
Name, Address	with the	of Time	Occupation During	Overseen	Directorships
And Age	Trust	Served	Past Five Years	by Trustees	Held

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Services, LLC, since
Fund Services, LLC		Nov. 2009.	2006; formerly, Manager,
615 East Michigan St.			PricewaterhouseCoopers
Milwaukee, WI 53202			LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		Feb. 2008.	Fund Services, LLC,
2020 E. Financial Way			since July 2007;
Suite 100			formerly, Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

Donna Barrette	Chief	Indefinite	Vice President and	Not	Not
(born 1966)	Compliance	Term:	Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	U.S. Bancorp Fund
Fund Services, LLC		July 2011.	Services, LLC since
615 East Michigan St.	Anti-Money	Indefinite	August 2004.
Milwaukee, WI 53202	Laundering	Term:
	Officer	Since
July 2011.
	Vice	Indefinite
	President	Term:
Since
July 2011.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

TCM GROWTH FUNDS

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund file their complete schedule of portfolio holdings for their first and third quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (800) 536-3230.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 and on the Funds’ website at www.tyghcap.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the TCM Small Cap Growth Fund and the TCM Small-Mid Cap Growth Fund voted proxies relating to portfolio securities during the most recent year ending June 30 is available without charge, upon request, by calling (800) 536-3230 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call the transfer agent toll free at (800) 536-3230 to request individual copies of these documents.  The Funds will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

TCM GROWTH FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This page is not part of the Annual Report.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SWFifth Avenue, Suite 2100
Portland, Oregon  97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103-3638

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Custodian
U.S. Bank, National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

TCM Small-Mid Cap Growth Fund
Symbol – TCMMX
CUSIP – 742935323

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       TCM Small Cap Growth Fund
	FYE 9/30/2011	FYE 9/30/2010
Audit Fees	$21,200	$20,600
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

    TCM Small-Mid Cap Growth Fund
	FYE 9/30/2011	FYE 9/30/2010
Audit Fees	$17,000	$16,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,400	$2,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2011	FYE 9/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

          TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2011	FYE 9/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

       TCM Small-Mid Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2011	FYE 9/30/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     December 7, 2011

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     December 7, 2011

* Print the name and title of each signing officer under his or her signature.